UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2015

DORAL FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Puerto Rico	001-31579	66-0312162
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, Suite 1700, New York, New York		10166
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (646) 632-3700

1451 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico 00920

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03. Bankruptcy or Receivership.

On March 11, 2015, Doral Financial Corporation (the “Company” or the “Debtor”) filed a voluntary petition in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) for relief under the provisions of Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Company’s case will be administered under the caption In re Doral Financial Corporation, Case No: 15-10573 (the “Chapter 11 Case”). The Company will continue to operate its business as a debtor in possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

The Debtor’s wholly owned subsidiaries, Doral Insurance Agency, LLC, Doral Recovery, Inc., and Doral Properties, Inc., have not filed for Chapter 11 bankruptcy. In a Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on March 2, 2015 (as amended on such date), the Company disclosed that on February 26, 2015, Doral Insurance Agency, LLC had entered into an asset sale agreement with Anglo-Puerto Rican Insurance Corporation to sell certain assets. The consummation of the sale of such assets will be subject to Bankruptcy Court approval.

Cautionary Statements

The Debtor’s shareholders are cautioned that trading in the Debtor’s common stock during the pendency of the Chapter 11 Case is highly speculative and involves substantial risks. Trading prices for the Debtor’s common stock may bear little or no relationship to the actual recovery, if any, by shareholders in the Debtor’s Chapter 11 Case. Accordingly, the Debtor urges extreme caution with respect to existing and future investments in its common shares.

A Chapter 11 plan of liquidation in the Chapter 11 Case will likely result in holders of the Debtor’s common stock receiving no distribution on account of their interests and cancellation of their existing stock. If certain requirements of the Bankruptcy Code are met, a liquidation plan can be confirmed notwithstanding its rejection by the Debtor’s equity security holders and notwithstanding the fact that such equity security holders do not receive or retain any property or other value in respect of their equity interests.

In the Chapter 11 Case, the Debtor is required periodically to file various documents with, and provide certain information to, the Bankruptcy Court, including statements of financial affairs, schedules of assets and liabilities, monthly operating reports, and other financial information. Such materials will be prepared according to requirements of federal bankruptcy law. While they would be expected to accurately provide then-current information required under federal bankruptcy law, such materials will contain information that may be unconsolidated and will generally be unaudited and prepared in a format different from that used in the Debtor’s consolidated financial statements filed with the SEC under the federal securities laws. Accordingly, the Debtor believes that the substance and format of such materials do not allow meaningful comparison with its publicly-disclosed consolidated financial statements. Moreover, the materials filed with the Bankruptcy Court are not prepared for the purpose of providing a basis for an investment decision relating to the Debtor’s securities or for comparison with other financial information filed with the SEC.

Most of the Debtor’s filings with the Bankruptcy Court are and will be available to the public at the offices of the Clerk of the Bankruptcy Court or the Bankruptcy Court’s web site (http://ecf.www.azb.uscourts.gov/) or may be obtained through private document retrieval services. The Debtor undertakes no obligation to make any further public announcement or issue any update with respect to the documents filed with the Bankruptcy Court or any matters referred to therein. Information available on, or that can be accessed through, such web site or the Bankruptcy Court’s web site is not part of this Current Report.

On March 11, 2015, the Company issued a press release relating to the Chapter 11 Case, a copy of which is filed herewith as Exhibit 99.1.

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off -Balance Sheet Arrangement.

The filing of the Chapter 11 Case described in Item 1.03 above, which is incorporated herein by reference, constituted an event of default under, or otherwise triggered repayment obligations with respect to (i) the indenture pursuant to which the Company issued its senior unsecured notes and (ii) the agreements pursuant to which the Company became a guarantor under certain notes issued by Doral Properties, Inc. ((i) and (ii) together, the “Debt Documents”). Specifically, the filing of the Chapter 11 Case constituted an event of default under:

•	Section 5.01(7) of the Senior Debt Securities Indenture, dated as of May 14, 1999, between Doral Financial Corporation and Bankers Trust Company, as Trustee, pursuant to which the Company issued $200,000,000 in original principal amount of senior unsecured notes.

•	Section 7.01(e) of the Loan and Guaranty Agreement, dated as of November 3, 1999, among the Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Doral Properties, Inc., and Doral Financial Corporation, pursuant to which $44,765,000 in original principal amount of bonds were issued to finance the acquisition, development, and construction of real estate property operated by Doral Properties, Inc.

•	Section 7.01(e) of the Loan and Guaranty Agreement, dated as of November 1, 2002, among the Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Doral Properties, Inc., and Doral Financial Corporation, pursuant to which $7,600,000 in original principal amount of bonds were issued to finance improvements to real estate property operated by Doral Properties, Inc.

All obligations under the Debt Documents have become automatically due and payable. Actions to enforce the payment obligations under the Debt Documents are stayed as a result of the filing of the Chapter 11 Case in the Bankruptcy Court.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The Company expects to receive a notice from the New York Stock Exchange (the “NYSE”) advising the Company of its failure to satisfyone or more continued listing rules or standards of the NYSE. Trading of the Debtor’s common stock on the NYSE has already been suspended. The Company also anticipates that it is likely that the NYSE will seek to delist the Company’s common stock from trading on the NYSE. Unless the Company requests an appeal of this determination once made, the NYSE will file a Form 25-NSE with the SEC, which will remove the Company’s common stock from listing and registration on the NYSE.

If such a decision is made by the NYSE, the Company does not plan to appeal such decision, and the Company’s common stock may then be immediately eligible to be quoted on the OTC Pink Quotation System. To be quoted on this system, a market maker must sponsor the security and comply with SEC Rule 15c2-11 before it can initiate a quote in a specific security. If the Company’s common stock is delisted from NYSE, there can be no assurance that a market maker will apply to quote the Company’s common stock or that the Company’s common stock will be quoted in the OTC Pink Quotation System.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In anticipation of the Company’s filing for bankruptcy, on March 5, 2015, the Company appointed, subject to the approval of the Bankruptcy Court, Ms. Carol Flaton as its Chief Restructuring Officer. Ms. Flaton joined Lazard Ltd. in September 2008 as a Director in its restructuring group and was promoted in December 2010 to Managing Director until October 2013. In January 2014, Ms. Flaton joined Zolfo Cooper LLC as a Managing Director in its restructuring group. Ms. Flaton received a B.S.B.A. from the University of Delaware and an M.B.A. from International Institute of Management Development, Lausanne, Switzerland.

Zolfo Cooper Ltd. (“Zolfo”) is acting as a financial adviser to the Company in connection with its bankruptcy and plan of restructuring and liquidation.

As part of the appointment of Ms. Flaton as the Company’s Chief Restructuring Officer, on March 10, 2015, the Company, Zolfo and Ms. Flaton entered into a services agreemen (the “Services Agreement”), which is subject to Bankruptcy Court approval and certain other conditions such as providing Zolfo and Ms. Flaton appropriate insurance coverage. Under the Services Agreement Ms. Flaton will provide such time to the business of the

Company as she deems appropriate and Zolfo shall provide such other personnel as necessary to support the Company in fulfilling its and Ms. Flaton’s responsibilities for managing the Company’s finances, controls, cash and creditor interface during the Chapter 11 Case. The term of the Services Agreement is month to month with all payments made to Zolfo who is responsible for Ms. Flaton’s compensation. The term of the Services Agreement will terminate (unless extended at Zolfo’s sole option) upon the termination of the Company’s directors and officers insurance policy and the commencement of the run-off period, which is currently anticipated to occur on October 31, 2015. Under the terms of an engagement letter dated January 9, 2015, as amended on January 24, 2015, the Company paid a retainer of $50,000 to Zolfo and has paid fees to Zolfo of approximately $755,000. Zolfo will bill the Company for services of its employees who perform work on behalf of the Company on an hourly basis at their stated hourly rates. The Company is also responsible for out-of-pocket expenses incurred by such individuals. The Company has agreed to indemnify Zolfo and Ms. Flaton against certain claims relating to the Services Agreement or the performance of their services under the Services Agreement.

In anticipation of the Company’s filing for bankruptcy, on March 9, 2015, the Company terminated the employment of Christopher Poulton. Mr. Poulton had served as the Company’s Executive Vice President – U.S. Operations since June 2009. Mr. Poulton had joined the Company in June 2007 as its Executive Vice President and Chief Business Development Officer.

On March 11, 2015 the Company also entered into amendments of the existing employment agreements with Mr. Glen R. Wakeman, the Company’s President and Chief Executive Officer, and Mr. Enrique R. Ubarri, the Company’s Executive Vice President and General Counsel, dated May 23, 2006 and October 2, 2006, respectively. The amendments effected certain changes to each such officer’s employment agreement including providing that Section 2(b) of each employment agreement was deleted (this provision stated that Mr. Wakeman’s and Mr. Ubarri’s principal place of work is in San Juan, Puerto Rico), and in any bankruptcy case for the Company, Mr. Wakeman’s claims under Sections 5 (other than Section 5(a)(v) covering medical benefits), 6 or 7 of his employment agreement and Mr. Ubarri’s claims under Sections 5 and 6 of his employment agreement, shall be deemed to have arisen and matured on or before the commencement of the bankruptcy case for all purposes. The amendments further provided in respect of this limitation of claims, that without limiting the foregoing, each of Mr. Wakeman and Mr. Ubarri agreed that in a bankruptcy case, they would not be entitled to a claim with the priority provided in 11 U.S.C. Sections 503 or 507(a)(2) for any of the aforementioned claims. The amendments also provided that all other rights and claims of Mr. Wakeman or Mr. Ubarri under their respective employment agreements, including the right to file a pre-petition non-priority claim for any such amounts, are reserved.

The amendments also deleted the words “and for twelve (12) months following the termination of such employment (whether during the Employment Period or thereafter)” from the second sentence as well as the entire last sentence of Section 9(c) of Mr. Wakeman’s employment agreement and Section 8(c) of Mr. Ubarri’s employment agreement. This change has the effect limiting restrictions on each executive’s ability to compete with the Company to the period of time during which the executive is employed by the Company and not thereafter.

Finally the amendments changed the location of any arbitration under the employments agreements to Florida or New York from Puerto Rico.

Item 8.01 Other Events.

The Company’s principal executive office has changed from 1451 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico 00920-2717 to 200 Park Avenue, Suite 1700, New York, New York 10166.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Press Release, dated March 11, 2015

FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements within the meaning of, and subject to the protection of, the Private Securities Litigation Reform Act of 1995, as amended. In addition, the Company may make forward-looking statements in its other press releases, filings with the SEC or in other public or shareholder communications and its senior management may make forward-looking statements orally to analysts, investors, the media and others.

Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts, but instead represent the Company’s current expectations regarding future events. Such forward-looking statements may be generally identified by the use of words or phrases such as “would be,” “will allow,” “intends to,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “believe,” “expect,” “predict,” “forecast,” “anticipate,” “plan,” “outlook,” “target,” “goal,” and similar expressions and future conditional verbs such as “would,” “should,” “could,” “might,” “can” or “may” or similar expressions and include statements relating to the expected accounting treatment of the Commercial Assets and the Company’s preliminary financial results and estimated capital ratios.

The Company cautions readers not to place undue reliance on any of these forward-looking statements since they speak only as of the date made and represent the Company’s expectations of past or future conditions or results and are not guarantees of future performance. The Company does not undertake and specifically disclaims any obligations to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of those statements other than as required by law, including the requirements of applicable securities laws.

Forward-looking statements are, by their nature, subject to risks and uncertainties and changes in circumstances, many of which are beyond the Company’s control. Factors that could cause the Company’s actual results to differ materially from those described in forward-looking statements include the adequacy of the Company’s capital and liquidity, the Company’s ability to effectuate a plan of liquidation in bankruptcy, the Company obtaining non-objection from the OCA with respect to its accounting treatment of the Commercial Assets, and the effect of legal or regulatory proceedings, tax legislation and tax rules, the Company’s ability to use its deferred tax assets and related reserves under the 2006 closing agreement between the Company and certain of its subsidiaries and the Puerto Rico Department of the Treasury, the potential delisting of the Company’s common stock from the New York Stock Exchange, compliance and regulatory matters and new accounting standards and guidance on the Company’s financial condition and results of operations. These factors and additional factors that may cause the Company’s results to differ from forward-looking statements are described more completely under the heading “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K, which was filed with the SEC on March 21, 2014 and is available on the Company’s website at www.doralfinancial.com, as updated from time to time with the Company’s periodic and other reports filed and to be filed with the SEC.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORAL FINANCIAL CORPORATION

Date: March 12, 2015	By:	/s/ Enrique R. Ubarri
	Name:	Enrique R. Ubarri
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit 99.1	Press Release, dated March 11, 2015